                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                NITCHES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 22, 1998


           Notice is hereby given that the annual meeting of the Shareholders of Nitches, Inc. (the "Company") will be held at the Company's offices at 10280 Camino Santa Fe, San Diego, California 92121, at 8:30 a.m. on December 22, 1998 for the following purposes:

           1. To elect a board of five Directors.

           2. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the fiscal year ended August 31, 1999.

           3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

           November 27, 1998 is the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

           ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN
PERSON.

           WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

           YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.


                                    By Order of the Board of Directors


                                    /s/  STEVEN P. WYANDT
                                    ------------------------------------------
November 28, 1998                   Steven P. Wyandt, President

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121

                              --------------------

                                 PROXY STATEMENT

                              --------------------


           This proxy statement is solicited by and is forwarded in connection with solicitation of proxies by the Board of Directors of Nitches, Inc. for the annual meeting of shareholders to be held on Tuesday, December 22, 1998. Only shareholders of record at the close of business on November 27, 1998 are entitled to notice of, and to vote at, the meeting. Proxies and proxy statements were first given to shareholders on approximately November 28, 1998. The number of outstanding Common Shares entitled to be voted at the meeting is 1,122,748.

           The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. Approximately three employees of the Company may solicit proxies by telegraph, telephone and personal interviews.

           The Company's Annual Report on Form 10-K for the year ended August 31, 1998 is being sent, simultaneously herewith, to each shareholder of record. The Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

           The Company's management knows of no matter to be brought before the meeting other than those matters mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                            PROPOSALS OF SHAREHOLDERS

           For proposals of shareholders to be included at the 1999 annual meeting of shareholders, anticipated to be held in December 1999, such proposals must be received by the Company not later than August 19, 1999. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

                                     VOTING

           Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote is not counted in the voting process under California law. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein.

In the event cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares voted, to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Only shareholders of record at the close of business on November 27, 1998 are entitled to notice of, and to vote at, the meeting. Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

           The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.

                  ELECTION OF THE DIRECTORS OF THE COMPANY AND
                 INFORMATION CONCERNING DIRECTORS AND EXECUTIVE
                             OFFICERS OF THE COMPANY

           The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and shall have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

           During fiscal year 1998 the Board held 4 meetings. The Company has standing Audit, Compensation and Investment Committees. The Company does not have a Nominating Committee. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consists of Mr. Henderson and Mr. Price. The Audit Committee met one time during fiscal 1998. The Compensation Committee, which sets executive compensation and bonuses and authorizes the issuance of stock options, consists of Mr. Henderson and Mr. Hoese. The Compensation Committee met one time during fiscal 1998. The Investment Committee, which evaluates investment alternatives for the Company, consists of Mr. Waney, Mr. Henderson and Mr. Wyandt and met twice during fiscal 1998. During fiscal 1998, all directors attended at least 75% of the meetings of the Board and the Board Committee of which they were members.

           All directors who are not also employees of the Company receive $12,000 annually, plus $1,000 for attendance at each Board of Directors and Committee meeting and reimbursement of reasonable expenses. The $1,000 fee is not paid for attendance at a Committee meeting that is held on the same day the Board of Directors meets.

           Directors and executive officers are elected annually. The following table sets forth certain information with respect to the Directors, all of whom are also nominees, and executive officers of the Company.

           The Board recommends that the shareholders vote "FOR" all five nominees listed below.

DIRECTORS AND EXECUTIVE OFFICERS

                NAME                      AGE             POSITION
                ----                      ---             --------
           Arjun C. Waney                 58              Chairman of the Board of Directors
           Steven P. Wyandt               54              Director, President, Chief Financial
                                                          Officer and Secretary
           Luther A. Henderson            78              Director
           William L. Hoese               61              Director
           Eugene B. Price II             56              Director

                Mr. Waney has been a director of the Company since 1973. From 1973 until October 1987, when he was elected Chairman of the Company's Board of Directors, Mr. Waney was the President of the Company. From October, 1991 to November, 1993, Mr. Waney was also a director of Body Drama, Inc., which, at the time, was a publicly held majority-owned subsidiary of the Company.

           Mr. Wyandt was elected as a director in 1989. He has been President of the Company since 1987. Mr. Wyandt was a director and Chairman of Body Drama, Inc., until August 31, 1998, which, at the time, was a wholly-owned subsidiary of the Company.

                Mr. Henderson has been a director of the Company since 1981. Since prior to 1980, he has been President of Pirvest, Inc., which is engaged in private investing. He is also a director of Ridgewood Hotel Co., which owns and operates hotel properties.

                Mr. Hoese has been a director since 1995. Since November 1994, he has been Senior Vice President and General Counsel of American Tool Companies, Inc., a privately-held manufacturer of hand tools and power tool accessories. For 28 years prior to 1994, Mr. Hoese was a partner with Luce, Forward, Hamilton & Scripps LLP, counsel to the Company.

                Mr. Price has been a director of the Company since 1973. From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration. He is currently President of Trinidad Tees, an importer of cotton clothing.

                            COMPENSATION AND BENEFITS

                The compensation and benefits program of the Company is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents.

                Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for the Company's goals and achievements. The compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock option program.

EXECUTIVE OFFICER COMPENSATION

                The following tables and notes show the compensation provided to the Chief Executive Officer and the other most highly compensated executive officers, who served as such at the end of fiscal 1998 and whose annual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                                                  ALL OTHER
                                        ANNUAL COMPENSATION                   LONG TERM COMPENSATION                COMP.
                                   ------------------------------     ---------------------------------------     ---------
                                                                                  AWARDS             PAYOUTS
                                                                      --------------------------    ---------
                                                                                     SECURITIES
                                                           OTHER      RESTRICTED     UNDERLYING
                                                           ANNUAL        STOCK         OPTIONS/       LTIP
NAME/TITLE                         SALARY      BONUS       COMP.        AWARDS           SARS        PAYOUTS
YEAR                                $(1)         $           $             $             #(2)           $
------------------------           ------     ------      -------      ---------        -------      -------
Arjun C. Waney
  Chairman                         91,666       --           --            --              --          --              --
     1998                          97,000       --           --            --              --          --              --
     1997                         143,333       --           --            --          17,000          --              --
     1996

Steven P. Wyandt
  Chief Executive Officer
  and President
     1998                         112,718       --           --            --              --          --              --
     1997                         138,141       --           --            --              --          --              --
     1996                         193,500       --           --            --          55,000          --              --

-----------

1 Includes the Company's allocation of profit sharing to the Retirement Savings Plan during the year.

2 Consists of options granted under the Company's Executive Option Plan.

               AGGREGATED OPTION SAR/EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE


                                                                                                           VALUE OF UNEXERCISED
                                                                            NUMBER OF SECURITIES               "IN THE MONEY"
                                                                           UNDERLYING UNEXERCISED          OPTIONS/SARS AT FISCAL
                                       SHARES                              OPTIONS/SARS AT FISCAL                YEAR-END(2)
                                      ACQUIRED           VALUE                   YEAR-END(1)                          $
                                    ON EXERCISE        REALIZED          -------------------------       -------------------------
NAME                                     #                 $
----                                -----------        ---------         EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
                                                                         -------------------------       -------------------------
Arjun C. Waney                           --               --                     34,000/0                      $108,392(3)/0

Steven P. Wyandt                         --               --                     162,670/0                     $518,917(4)/0

----------------

1     All options granted at 100% of fair market value.

2 Calculated based upon the August 31, 1998 fair market value share price of $3.19 less the share price to be paid upon exercise.

3 Mr. Waney exercised and tendered all of his options in a cashless exercise pursuant to the terms of the Company's tender offer which closed October 21, 1998.

4 Mr. Wyandt exercised and tendered all of his options in a cashless exercise pursuant to the terms of the Company's tender offer which closed October 21, 1998.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

           The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the executive officers. None of the current Committee members are employees of the Company.

           Compensation Committee Interlocks and Insider Participation. The Committee currently consists of Luther A. Henderson and William L. Hoese. Mr. Henderson was Chairman of the Company from 1981 until 1987, but did not receive a salary for such service. Mr. Hoese has never been an officer or employee of the Company. Arjun C. Waney served on the Committee until August 24, 1996. Mr. Waney has been the Chairman of the Company since 1987. He also served as President of the Company from 1973 to 1987.

           Discussion. The Company's compensation structure is designed with the fundamental philosophy of providing executives with an interest in both the Company's short and long term profitability. The Company's executive officer compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance.

           The Committee establishes base salaries for executive officers at a modest level which it believes are sufficient to attract and retain such executives. In May, 1995, the Company entered into employment agreements ("Employment Agreements") with its key executive officers which provide for a formula bonus based exclusively upon achieving specified levels of pretax income. The Employment Agreements are discussed in more detail below.

           In fiscal 1998, the Company did not achieve pretax income in amounts that would trigger bonus compensation to executive officers under the terms of the Employment Agreements.

           Compensation Committee.  Luther A. Henderson, William L. Hoese.

Employment Agreements

           The Company entered into Employment Agreements with Mr. Arjun C. Waney and Mr. Steven P. Wyandt, effective as of May 9, 1995. The Employment Agreements for each were substantially similar in form. Pursuant to the Employment Agreements, Mr. Waney served as Chairman of the Company and Mr. Wyandt served as President of the Company. The Employment Agreements provided for a base annual salary of $250,000 and $180,000, respectively for each of Messrs. Waney and Wyandt, or a higher amount as the Board of Directors may determine. However, in light of the Company's recent restructuring and downsizing, Mr. Waney took a voluntary base salary cut to $97,000 in Fiscal 1997 and Mr. Wyandt received base salary compensation of $138,141 in Fiscal 1997.

           In addition to base salary, each executive officer was entitled to a bonus under certain conditions. Effective August, 1996, the Employment Agreements were amended to provide that for fiscal year 1996, each would be paid a bonus in an amount not less than 7.82% of the excess of the pretax book income of the Company (exclusive of the bonus) over $750,382. The same formula applied for the bonuses for fiscal years ending 1997 and 1998, however, $895,618 was substituted for $750,382.

            In the event that the Company liquidated after Fiscal 1996, the executives would receive an additional one year salary. In the event the executives were terminated without cause, the executives would receive the salary remaining through the end of the term of the Employment Agreement, a pro rata portion of his bonus and continuation of certain employee benefits.

           The Employment Agreements expired on August 31, 1998. On January 1, 1998, the Company entered into a new employment agreement with Mr. Wyandt, with such agreement set to expire January 1, 2001. The terms of this new agreement are substantially similar to those contained in the Employment Agreements.

                                PERFORMANCE GRAPH

           The following graph compares the performance of the Company for the five-year period ending August 31, 1998 with the performance of the NASDAQ market index and the average performance of companies consisting of the Dow Jones Clothing and Fabrics group, which for this year numbered 105 companies, which group is published by Media General Financial Services. The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.

          COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG NITCHES, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                              ---------------------------FISCAL YEAR ENDING-----------------------------
COMPANY/INDEX/MARKET          8/31/1993    8/31/1994    8/31/1995    8/30/1996    8/29/1997    8/31/1998
Nitches Inc.                    100.00       54.60        88.73        124.56       106.36       98.63

Apparel, Clothing               100.00       98.37       102.26        114.07       129.32       106.18

NASDAQ Market Index             100.00      109.26       130.01        145.98       202.06       196.25

SOURCE:   MEDIA GENERAL FINANCIAL SERVICES
          P.O. BOX 85333
          RICHMOND, VA  23293
          PHONE:  1-(800) 446-7922
          FAX:    1-(804) 649-6826


                     ASSUMES $100 INVESTED ON OCT. 1, 1993
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT. 30, 1998

                             PRINCIPAL SHAREHOLDERS

           The following table sets forth, as of November 23, 1998, certain information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (b) each of the Company's directors and (c) all directors and officers as a group. Except as noted below, to the best of the Company's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.

          NAME AND ADDRESS OF
          BENEFICIAL OWNER                                   SHARES              PERCENT OF CLASS
          ----------------                                   ------              ----------------
          Arjun C. Waney(1)(2)                                 6,649                    0.6%
          10280 Camino Santa Fe
          San Diego, CA 92121

          Grace & White, Inc.(3)                             106,800                    9.5%
          515 Madison Avenue, Suite 1700
          New York, NY  10022

          Luther A. Henderson(2)                              12,000                      1%
          5608 Malvey Ave., #104A
          Ft. Worth, TX 76107

          Stephen P. Wyandt(1)                               380,862                   33.9%
          10280 Camino Santa Fe
          San Diego, CA 92121

          Dimensional Fund Advisors, Inc.(4)                  59,918                    5.3%
          1299 Ocean Avenue, Suite 650
          Santa Monica, CA 90401

--------

(1) On November 18, 1998, Mr. Wyandt purchased from Messrs. Waney and Henderson 331,748 shares of the Company's common stock owned by them and which were not purchased pursuant to the tender offer completed on October 21, 1998. As a result of the tender offer and the purchase of Messrs. Waney and Henderson's shares, Mr. Wyandt owns approximately 33.9% of the Company's outstanding common stock.

(2) These shares are held in trust by Mr. Waney for the benefit of his daughter.

(3) Based upon filings with the SEC at February 12, 1998 and adjusted to take into account a 2 for 1 stock split which was effectuated May 4, 1998 and a tender offer which was completed on October 21, 1998. Those filings indicate that Grace & White, Inc. has voting authority over only 2,698 of the shares held in its name.

(4)        The Company has been advised by Dimensional Fund Advisors, Inc.
           ("Dimensional"), a registered investment advisor, that as of June 30, 1998 it had beneficial ownership of 119,836 shares with voting authority over 90,520 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, the DFA Investment Trust Company, a registered open-end investment company of the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. The number of shares reflected in the table have been adjusted to take into account the tender offer that was completed on October 21, 1998. Dimensional has advised the Company that it disclaims beneficial ownership of all such shares.

          NAME AND ADDRESS OF
          BENEFICIAL OWNER                                   SHARES              PERCENT OF CLASS
          ----------------                                   ------              ----------------
          Michael J. Crew(5)
          681 Falmouth Road
          Box C-2
          Mashpee, MA 02649

          Eugene B. Price II                                  23,574                    2.1%
          10280 Camino Santa Fe
          San Diego, CA 92121

          William L. Hoese                                    12,718                    1.1%
          2800 West Higgins Road, Suite 805
          Hoffman Estates, IL 60195

          All directors and current                          435,803                   38.8%
          officers as a group (5 persons)


                              CERTAIN TRANSACTIONS

           The Company leases a 30,000 square foot warehouse and administrative office building, a building owned by Kuma Sport, Inc., a California corporation. Arjun C. Waney, Chairman of the Company is a 40% shareholder of Kuma Sport, Inc. Mr. Waney has also guaranteed payments on a SBA loan which encumbers the Kuma Sport, Inc. warehouse. The Company leases the facilities on a month-to-month basis at a rent of $15,000 per month, which it believes is consistent with the fair market rental value of the facility.

           Certain employees of Kuma Sport, Inc. also perform warehouse and related services for the Company at the facilities. The Company reimburses Kuma Sport, Inc. for such services at rates which the Company believes are consistent with rates that are generally available from third party providers in the industry.

           On November 18, 1998, Mr. Wyandt purchased from Messrs. Waney and Henderson 331,748 shares of the Company's common stock owned by them and which were not purchased pursuant to the tender offer completed on October 21, 1998. As a result of the tender offer and the purchase of Messrs. Waney and Henderson's shares, Mr. Wyandt owns approximately 33.9% of the Company's outstanding common stock.

           Messrs. Waney and Henderson shall remain on the Board of Directors of the Company and Mr. Waney will continue to serve as Chairman of the Board of Directors. Mr. Wyandt has indicated to the Company that he intends to hold the shares he acquired from Messrs. Waney and Henderson for investment purposes and not with a view to effect a change in the management or policies of the Company.


------------------

(5) The Company has been advised by a filing made with the SEC at August 12, 1998, by Michael J. Crew ("Crew"), a registered investment advisor, that Crew acquired 124,900 shares with private funds placed under the management of Crew. Crew indicates he has shared voting power and shared dispositive power with respect to the shares. Crew disclaims beneficial ownership of all such shares. The numbers reflected in the table assume that all of such shares were tendered in the Company's recent tender offer and that 50% of such shares were acquired by the Company in connection with the tender offer.

                      RATIFICATION OF SELECTION OF AUDITORS

           Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Moss Adams LLP, independent certified public accountants, to serve as independent auditors for the fiscal year ended August 31, 1999.

           The Board of Directors recommends that shareholders vote "FOR" this proposal.

                                   OTHER ITEMS

           THE COMPANY, ON WRITTEN REQUEST OF ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, SHALL PROVIDE, WITHOUT CHARGE TO SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS SHOULD BE DIRECTED TO:

                                  NITCHES, INC.
                              10280 CAMINO SANTA FE
                           SAN DIEGO, CALIFORNIA 92121
                           ATTENTION: STEVEN P. WYANDT

                                     By Order of the Board of Directors




                                     /s/  STEVEN P. WYANDT
                                     -----------------------------------------
                                     Steven P. Wyandt, President

San Diego, California
November 28, 1998

                                 NITCHES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TUESDAY, DECEMBER 22, 1998

    The undersigned hereby appoints Steven P. Wyandt his and/or her proxy with full power of substitution, to vote all of the stock of Nitches, Inc. the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Nitches, Inc. to be held at 8:30 a.m. Pacific Standard Time, on Tuesday, December 22, 1998 or at any adjournment thereof, at 10280 Camino Santa Fe, San Diego, California.

    The undersigned instructs that the shares of the undersigned be voted as follows:

1.  Election of Directors.

[ ] FOR all nominees listed below             [ ]  WITHHOLD AUTHORITY to vote
    (except as marked to the contrary              for all nominees listed below.
    below).

Arjun C. Waney, Steven P. Wyandt, Luther A. Henderson, William L. Hoese, Eugene
                                  B. Price II

   (Instructions: To withhold authority for an individual nominee, write the nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Ratification of the Selection of Moss Adams LLP as Auditors for Fiscal Year 1999.

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. The undersigned confers upon the proxy discretion to act upon all other matters that may properly be brought before the annual meeting or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN, BUT IF NO CONTRARY DIRECTION IS MADE IT WILL BE VOTED FOR PROPOSALS 1 AND 2.

                     (Please sign and date on reverse side)

                          (Continued from other side)

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 28, 1998.

                                             Dated:                       , 1998
                                                   ----------------------


                                             -----------------------------------
                                                  SIGNATURE OF SHAREHOLDER

                                             -----------------------------------
                                                  SIGNATURE OF SHAREHOLDER

                                             NOTE: Please sign, date and return
                                             in the enclosed business reply
                                             envelope. Signatures must
                                             correspond with the name(s) shown
                                             on the attached label. Each joint
                                             owner should sign; executors,
                                             administrators, trustees, and other
                                             persons signing in representative
                                             capacity should give full titles.